UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 12, 2006
TD Banknorth Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51179	01-0437984

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

P.O. Box 9540, Two Portland Square, Portland, Maine	04112-9540

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (207) 761-8500
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On September 12, 2006, Stephen Boyle, Chief Financial Officer of TD Banknorth Inc., made a presentation to analysts at the Scotia Capital Financials Summit 2006 in Toronto, Canada, including in the presentation on slide 18 an estimate of TD Banknorth’s earnings for the third quarter of 2006. On September 12, 2006, William J. Ryan, Chairman and Chief Executive Officer of TD Banknorth, made the substantially same presentation to analysts at the Lehman Brothers 2006 Financial Services Conference in New York City. The slide presentation of TD Banknorth for the Scotia Capital Financials 2006 Summit is included as Exhibit 99 and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibits are included with this Report:

Exhibit No.	Description

99	Slide Presentation of TD Banknorth for the Scotia Capital Financials Summit 2006, dated September 12, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TD BANKNORTH INC.
By:	/s/ Peter J. Verrill
	Name:	Peter J. Verrill
	Title:	Vice Chair and Chief Operating Officer

Date: September 12, 2006